UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 14, 2011

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13710 FNB Parkway Omaha, NE	68154-5200
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 290-2772

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On June 14, 2011, TC PipeLines, LP (the “Partnership”) and TC PipeLines GP, Inc., entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and SunTrust Robinson Humphrey, Inc., as representatives for the several underwriters, relating to the sale of $350,000,000 aggregate principal amount of the Partnership’s 4.65% Senior Notes due 2021.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership and certain affiliates, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1, and is incorporated herein by reference.

Item 8.01                                             Other Events.

On June 17, 2011, the Partnership completed its sale of $350,000,000 aggregate principal amount of its 4.65% Senior Notes due 2021.  For further information concerning the notes, refer to the exhibits attached to this report.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated June 14, 2011 in connection with the offering of $350,000,000 aggregate principal amount of 4.65% Senior Notes due 2021.

4.1	Indenture, dated as of June 17, 2011, between the Partnership and The Bank of New York Mellon, as trustee.

4.2	Supplemental Indenture, dated as of June 17, 2011 relating to the issuance of $350,000,000 aggregate principal amount of 4.65% Senior Notes due 2021.

4.3	Specimen of 4.65% Senior Notes due 2021 (included as Exhibit A to the Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP

By: TC PipeLines GP, Inc.,
its general partner

	By:	/s/ Annie C. Belecki
Dated: June 17, 2011		Annie C. Belecki
Assistant Secretary

EXHIBIT INDEX

Exhibit No.

1.1	Underwriting Agreement, dated June 14, 2011 in connection with the offering of $350,000,000 aggregate principal amount of 4.65% Senior Notes due 2021.

4.1	Indenture, dated as of June 17, 2011, between the Partnership and The Bank of New York Mellon, as trustee.

4.2	Supplemental Indenture, dated as of June 17, 2011 relating to the issuance of $350,000,000 aggregate principal amount of 4.65% Senior Notes due 2021.

4.3	Specimen of 4.65% Senior Notes due 2021 (included as Exhibit A to the Supplemental Indenture filed as Exhibit 4.2).

5.1	Opinion of Orrick, Herrington & Sutcliffe LLP regarding the legality of the notes.

23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 5.1)